SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 8, 2004

BEAR STEARNS ASSET BACKED
SECURITIES INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-91334 (Commission file number)	13-3836437 (I.R.S. employer identification no.)

383 Madison Avenue
New York, New York       10179
(Address of principal executive offices)      (ZIP Code)

          (212) 272-2000
Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

Bear Stearns Asset Backed Securities, Inc., as depositor (the “Depositor”) registered issuances of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-91334) (as amended, the “Registration Statement”). Pursuant to the Registration Statement, the Depositor caused Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 2004-1 to issue $228,372,150 principal amount of Asset-Backed Certificates, Series 2004-1 (the “ Certificates”), on April 8, 2004 (the “Closing Date”).

The Certificates were issued pursuant to a pooling and servicing agreement (the “Pooling and Servicing Agreement”), dated as of March 1, 2004 (the “Cut-Off Date”), among the Depositor, EMC Mortgage Corporation, as Seller and Master Servicer and LaSalle Bank National Association, as Trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 7. Financial statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits Exhibit No. 1.1 Underwriting Agreement 4.1 Pooling and Servicing Agreement 99.1 Yield Maintenance Agreement

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES, INC. By /s/ Joseph T. Jurkowski, Jr. Name: Joseph T. Jurkowski, Jr. Title: Vice President

Date: April 30, 2004

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement among the Depositor, Bear, Stearns & Co. Inc. and Banc of America Securities LLC (each an “Underwriter” and together the “Underwriters”) dated as of April 6, 2004.

4.1	Pooling and Servicing Agreement, among the Depositor, EMC Mortgage Corporation, as Seller and Master Servicer and LaSalle Bank National Association, as Trustee, dated as of March 1, 2004.

99.1	Yield Maintenance Agreement between Bear Stearns Financial Products, Inc. ("BSFP") and the Trustee, dated as of April 8, 2004.